UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):

November 9, 2010

Viasystems Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-94321 (Commission File Number)	75-2668620 (IRS Employer Identification Number)

101 South Hanley Road, Suite 400, St. Louis, MO		63105
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (314) 727-2087

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On October 25, 2010, Viasystems Group, Inc. (the “Registrant" or "Viasystems”) issued a press release announcing Viasystems' Third Quarter 2010 Results Conference Call on November 9, 2010 at 1:00 p.m. Eastern Standard Time.

On November 9, 2010 Viasystems Group, Inc. issued a press release announcing Viasystems' third quarter 2010 earnings.

A copy of the press releases issued by the Registrant are attached as exhibits hereto.

Item 7.  Financial Statements and Exhibits.

    (a)            Not applicable.

(b)           Not applicable.

(c)            Exhibits.

99.1              Press Release issued by the Registrant on October 25, 2010.
99.1A           Press Release issued by the Registrant on November 9, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  November 9, 2010

VIASYSTEMS GROUP, INC.

By:      /s/ Christopher R. Isaak
    Christopher R. Isaak
    Vice President, Corporate Controller and Chief Accounting Officer
    (Principal Accounting Officer)